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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 7, 1997
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                                                 (December 31, 1996)
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                  Datronic Equipment Income Fund XVIII, L.P.
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            (Exact name of Registrant as specified in its charter)


          Delaware                    0-18650             36-3639399
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        (State or Other             (Commission         (IRS Employer
        Jurisdiction of             file number)        Identification
        Incorporation)                                  Number)



      1300 E. Woodfield Road, Suite 312       Schaumburg, Illinois 60173
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        (Address of principal executive offices) (City, State, Zip Code)


        Registrant's telephone number, including area code (847)240-6200
                                                           -------------




         (Former name or former address, if changed since last report)

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ITEM 2.   Acquisition or Disposition of Assets.

On December 31, 1996, the Partnership received $1,686,449 in full and complete satisfaction of a certain installment contract receivable further described in Note 10 to the Partnership's financial statements included in the 1995 Form 10- K. Interest income of approximately $1,330,000, previously unrecognized due to uncertainties surrounding the collectibility of the installment contract receivable, will be recognized in the fourth quarter of 1996.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on the 7th day of January 1997.




          DATRONIC EQUIPMENT INCOME FUND XVIII, L.P.
          Registrant





      By:  /s/ Donald D. Torisky
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          DONALD D. TORISKY
          Chairman and Chief Executive Officer
          Lease Resolution Corporation
          General Partner of
          Datronic Equipment Income Fund XVIII, L.P.





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